                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made and entered into on January 22, 1997 to be effective as of January 1, 1997, by and among NCO GROUP, INC., a Pennsylvania corporation or its assignees or nominees, ("Buyer") and CARMEL BAPTIST CHURCH, CHARLOTTE COUNTRY DAY SCHOOL, COVENANT DAY SCHOOL, APPALACHIAN STATE UNIVERSITY FOUNDATION, INC. and NORTH CAROLINA BAPTIST MEN (collectively "Sellers").

         Buyer and Sellers desire to enter into an agreement with each other providing that Sellers will sell, assign, transfer and deliver to Buyer all of the issued and outstanding capital stock of Goodyear & Associates, Inc. owned by Sellers (the "Capital Stock") in exchange for the consideration hereinafter set forth:

         NOW THEREFORE, Buyer and Sellers, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound, hereby agree as follows:


         1. Transaction.

                  Upon payment of the Purchase Price (as hereinafter defined) and upon satisfaction of the provisions of this Agreement, on the Closing Date (as hereinafter defined), Sellers shall transfer and deliver the Capital Stock to Buyer. The certificates representing the Capital Stock shall be duly endorsed in blank (or accompanied by appropriate instruments of transfer satisfactory in form and substance to counsel to Buyer). Upon delivery of Capital Stock in compliance with the terms and conditions of this Agreement, and upon the satisfaction of the other provisions of this Agreement, on the Closing Date, Buyer shall deliver the Purchase Price (as hereinafter defined) to Sellers.

         2. Purchase Price and Payment.

                  The purchase price (the "Purchase Price") and Purchase Price allocation for the Capital Stock shall be as set forth on Schedule 2 hereto. The Purchase Price shall be paid by Buyer at Closing by wire transfer (Federal Funds) and/or certified or bank cashier's check(s). The Buyer may pay the Purchase Price directly to Culp Elliott & Carpenter, P.L.L.C., to hold the Purchase Price funds in trust and for disbursement to the Sellers within a reasonable time thereafter.

         3. Closing. "Closing" referred to in this Agreement shall be at 2:00 p.m., on or before January 22, 1997 (the "Closing Date"), unless otherwise agreed. Closing shall be at such location as Seller and Buyer shall agree.

         4. Representations and Warranties of Sellers. Sellers hereby respectively represent and warrant to Buyer that (a) Sellers are the sole legal and beneficial owners of the issued and outstanding shares of Capital Stock listed on Schedule 2, respectively, free and clear of all liens, charges, security interests and encumbrances, and (b) Sellers, and each of them, have the power to and is authorized to sell the Capital Stock in accordance herewith.

         5. Agreements of Seller and Buyer to be Performed After the Closing Date. Seller and Buyer agree that after the Closing Date hereunder from time to time, upon request of the other, each will execute and deliver such additional instruments of transfer, assignment and further assurance and do such other things as are necessary or desirable to consummate the transactions contemplated hereby.

         6. Authority to George S. Goodyear, III. Each of Sellers hereby authorizes George S. Goodyear, III to execute such documents as may be required in order to complete this transaction and to make representations and warranties regarding the sale of 100% of the stock of Goodyear & Associates, Inc. to NCO Group, Inc.

         7. Miscellaneous.

                  7.1 This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the transaction contemplated herein and supersedes all prior or contemporaneous agreements with respect to such subject matter.

                  7.2 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into entirely to be performed in the Commonwealth of Pennsylvania.

                  7.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  7.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties hereto agree that this Agreement may be executed and delivered via facsimile with original documents being executed and delivered subsequently.

                  7.5 Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

         IN WITNESS WHEREOF, the Buyer has executed this Agreement by signing below and the Sellers have executed this Agreement pursuant to separate certified signature pages affixed hereto as of the day and year first above written.

                                     BUYER:

                                     NCO GROUP, INC., a Pennsylvania corporation
ATTEST

____________________________         By: ______________________________________

____________________________         Name: ____________________________________
Secretary
                                     Title: ___________________________________

                  GOODYEAR & ASSOCIATES, INC. - NCO GROUP, INC.

                            STOCK PURCHASE AGREEMENT

                            CERTIFIED SIGNATURE PAGE

                             TO BE EXECUTED BY EACH
                   SHAREHOLDER OF GOODYEAR & ASSOCIATES, INC.


         The undersigned hereby executes this Certified Signature Page to that certain Goodyear & Associates, Inc. - NCO Group, Inc. Stock Purchase Agreement to which the undersigned is listed as a party (the "Agreement"), documenting the terms and conditions of the sale of a certain number of shares stated therein of the issued and outstanding stock of Goodyear & Associates, Inc. to the NCO Group, Inc. dated and effective on a certain date in January 1997. The undersigned does further hereby acknowledge that the undersigned has read the Agreement, and does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms, conditions and provisions of the Agreement.


                                   SHAREHOLDER

                              Carmel Baptist Church




                 ____________________________________________________    (SEAL)
                 Signature of Shareholder


                 ____________________________________________________    (SEAL)
                 (To Be Used Where Shares are Jointly Owned


                 By: ________________________________________________    (SEAL)


                 Title:_______________________________________________
                           (To Be Used Where Shares Held By An Entity)

                                   SCHEDULE 2



        Sellers              Shares Owned       Purchase Price/Consideration
-----------------------   ------------------  -------------------------------

Carmel Baptist Church           10.38                    $112,104.00

                  GOODYEAR & ASSOCIATES, INC. - NCO GROUP, INC.

                            STOCK PURCHASE AGREEMENT

                            CERTIFIED SIGNATURE PAGE

                             TO BE EXECUTED BY EACH
                   SHAREHOLDER OF GOODYEAR & ASSOCIATES, INC.


         The undersigned hereby executes this Certified Signature Page to that certain Goodyear & Associates, Inc. - NCO Group, Inc. Stock Purchase Agreement to which the undersigned is listed as a party (the "Agreement"), documenting the terms and conditions of the sale of a certain number of shares stated therein of the issued and outstanding stock of Goodyear & Associates, Inc. to the NCO Group, Inc. dated and effective on a certain date in January 1997. The undersigned does further hereby acknowledge that the undersigned has read the Agreement, and does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms, conditions and provisions of the Agreement.


                                   SHAREHOLDER

                          Charlotte Country Day School




                 ____________________________________________________    (SEAL)
                 Signature of Shareholder


                 ____________________________________________________    (SEAL)
                 (To Be Used Where Shares are Jointly Owned


                 By: ________________________________________________    (SEAL)


                 Title:_______________________________________________
                           (To Be Used Where Shares Held By An Entity)

                                   SCHEDULE 2



        Sellers                   Shares Owned      Purchase Price/Consideration
----------------------------   ------------------   ----------------------------

Charlotte Country Day School          .93                    $10,044.00

                  GOODYEAR & ASSOCIATES, INC. - NCO GROUP, INC.

                            STOCK PURCHASE AGREEMENT

                            CERTIFIED SIGNATURE PAGE

                             TO BE EXECUTED BY EACH
                   SHAREHOLDER OF GOODYEAR & ASSOCIATES, INC.


         The undersigned hereby executes this Certified Signature Page to that certain Goodyear & Associates, Inc. - NCO Group, Inc. Stock Purchase Agreement to which the undersigned is listed as a party (the "Agreement"), documenting the terms and conditions of the sale of a certain number of shares stated therein of the issued and outstanding stock of Goodyear & Associates, Inc. to the NCO Group, Inc. dated and effective on a certain date in January 1997. The undersigned does further hereby acknowledge that the undersigned has read the Agreement, and does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms, conditions and provisions of the Agreement.


                                   SHAREHOLDER

                               Covenant Day School


                 ____________________________________________________    (SEAL)
                 Signature of Shareholder


                 ____________________________________________________    (SEAL)
                 (To Be Used Where Shares are Jointly Owned


                 By: ________________________________________________    (SEAL)


                 Title:_______________________________________________
                           (To Be Used Where Shares Held By An Entity)

                                   SCHEDULE 2




        Sellers                   Shares Owned      Purchase Price/Consideration
----------------------------   ------------------   ----------------------------
Covenant Day School                   .47                   $ 5,076.00

                  GOODYEAR & ASSOCIATES, INC. - NCO GROUP, INC.

                            STOCK PURCHASE AGREEMENT

                            CERTIFIED SIGNATURE PAGE

                             TO BE EXECUTED BY EACH
                   SHAREHOLDER OF GOODYEAR & ASSOCIATES, INC.


         The undersigned hereby executes this Certified Signature Page to that certain Goodyear & Associates, Inc. - NCO Group, Inc. Stock Purchase Agreement to which the undersigned is listed as a party (the "Agreement"), documenting the terms and conditions of the sale of a certain number of shares stated therein of the issued and outstanding stock of Goodyear & Associates, Inc. to the NCO Group, Inc. dated and effective on a certain date in January 1997. The undersigned does further hereby acknowledge that the undersigned has read the Agreement, and does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms, conditions and provisions of the Agreement.


                                   SHAREHOLDER

                  Appalachian State University Foundation, Inc.


                 ____________________________________________________    (SEAL)
                 Signature of Shareholder


                 ____________________________________________________    (SEAL)
                 (To Be Used Where Shares are Jointly Owned


                 By: ________________________________________________    (SEAL)


                 Title:_______________________________________________
                           (To Be Used Where Shares Held By An Entity)

                                   SCHEDULE 2




        Sellers                   Shares Owned      Purchase Price/Consideration
----------------------------   ------------------   ----------------------------
Appalachian State University          1.86                 $ 20,088.00
Foundation, Inc.

                  GOODYEAR & ASSOCIATES, INC. - NCO GROUP, INC.

                            STOCK PURCHASE AGREEMENT

                            CERTIFIED SIGNATURE PAGE

                             TO BE EXECUTED BY EACH
                   SHAREHOLDER OF GOODYEAR & ASSOCIATES, INC.


         The undersigned hereby executes this Certified Signature Page to that certain Goodyear & Associates, Inc. - NCO Group, Inc. Stock Purchase Agreement to which the undersigned is listed as a party (the "Agreement"), documenting the terms and conditions of the sale of a certain number of shares stated therein of the issued and outstanding stock of Goodyear & Associates, Inc. to the NCO Group, Inc. dated and effective on a certain date in January 1997. The undersigned does further hereby acknowledge that the undersigned has read the Agreement, and does further hereby adopt, accept, ratify, confirm and agree to be bound by all of the terms, conditions and provisions of the Agreement.


                                   SHAREHOLDER

                           North Carolina Baptist Men

                  Appalachian State University Foundation, Inc.


                 ____________________________________________________    (SEAL)
                 Signature of Shareholder


                 ____________________________________________________    (SEAL)
                 (To Be Used Where Shares are Jointly Owned


                 By: ________________________________________________    (SEAL)


                 Title:_______________________________________________
                           (To Be Used Where Shares Held By An Entity)

                                   SCHEDULE 2



        Sellers                   Shares Owned      Purchase Price/Consideration
----------------------------   ------------------   ----------------------------
North Carolina Baptist Men           .47                  $ 5,076.00